EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Overnite Corporation, a Virginia corporation (“Overnite”), does hereby constitute and appoint Leo H. Suggs and Mark B. Goodwin, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report on Form 10-K (“Form 10-K”) and any and all amendments thereto (including post-effective amendments) to be filed by Overnite with the Securities and Exchange Commission (the “Commission”) for the purpose of filing the Form 10-K for the fiscal year ended December 31, 2004, and to file such Form 10-K and any and all such amendments and any and all exhibits thereto, and any and all information and documents in connection therewith, with the Commission, granting unto such attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of this 27th day of January, 2005.

/s/ Thomas N. Allen
Name: Thomas N. Allen

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Overnite Corporation, a Virginia corporation (“Overnite”), does hereby constitute and appoint Leo H. Suggs and Mark B. Goodwin, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report on Form 10-K (“Form 10-K”) and any and all amendments thereto (including post-effective amendments) to be filed by Overnite with the Securities and Exchange Commission (the “Commission”) for the purpose of filing the Form 10-K for the fiscal year ended December 31, 2004, and to file such Form 10-K and any and all such amendments and any and all exhibits thereto, and any and all information and documents in connection therewith, with the Commission, granting unto such attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of this 27th day of January, 2005.

/s/ Thomas J. Donohue, Jr.
Name: Thomas J. Donohue, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Overnite Corporation, a Virginia corporation (“Overnite”), does hereby constitute and appoint Leo H. Suggs and Mark B. Goodwin, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report on Form 10-K (“Form 10-K”) and any and all amendments thereto (including post-effective amendments) to be filed by Overnite with the Securities and Exchange Commission (the “Commission”) for the purpose of filing the Form 10-K for the fiscal year ended December 31, 2004, and to file such Form 10-K and any and all such amendments and any and all exhibits thereto, and any and all information and documents in connection therewith, with the Commission, granting unto such attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of this 27th day of January, 2005.

/s/ Charles H. Foster, Jr.
Name: Charles H. Foster, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Overnite Corporation, a Virginia corporation (“Overnite”), does hereby constitute and appoint Leo H. Suggs and Mark B. Goodwin, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report on Form 10-K (“Form 10-K”) and any and all amendments thereto (including post-effective amendments) to be filed by Overnite with the Securities and Exchange Commission (the “Commission”) for the purpose of filing the Form 10-K for the fiscal year ended December 31, 2004, and to file such Form 10-K and any and all such amendments and any and all exhibits thereto, and any and all information and documents in connection therewith, with the Commission, granting unto such attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of this 27th day of January, 2005.

/s/ Michael D. Jordan
Name: Michael D. Jordan

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Overnite Corporation, a Virginia corporation (“Overnite”), does hereby constitute and appoint Leo H. Suggs and Mark B. Goodwin, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report on Form 10-K (“Form 10-K”) and any and all amendments thereto (including post-effective amendments) to be filed by Overnite with the Securities and Exchange Commission (the “Commission”) for the purpose of filing the Form 10-K for the fiscal year ended December 31, 2004, and to file such Form 10-K and any and all such amendments and any and all exhibits thereto, and any and all information and documents in connection therewith, with the Commission, granting unto such attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of this 27th day of January, 2005.

/s/ Harold D. Marshall
Name: Harold D. Marshall

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Overnite Corporation, a Virginia corporation (“Overnite”), does hereby constitute and appoint Leo H. Suggs and Mark B. Goodwin, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report on Form 10-K (“Form 10-K”) and any and all amendments thereto (including post-effective amendments) to be filed by Overnite with the Securities and Exchange Commission (the “Commission”) for the purpose of filing the Form 10-K for the fiscal year ended December 31, 2004, and to file such Form 10-K and any and all such amendments and any and all exhibits thereto, and any and all information and documents in connection therewith, with the Commission, granting unto such attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of this 27th day of January, 2005.

/s/ George J. Matkov, Jr.
Name: George J. Matkov, Jr.